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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2002 (January 3,
                                                  ------------------------------
2002)
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                              Level 8 Systems, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                  000-26392             11-2920559
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 (State or other jurisdiction     (Commission         (IRS Employer
       of incorporation)         File Number)      Identification No.)


8000 Regency Parkway, Cary, North Carolina                   27511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (919) 380-5000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events

         On January 3, 2002, Level 8 Systems, Inc. entered into a Purchase Agreement with MLBC, Inc. ("MLBC"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Pursuant to the Purchase Agreement, Level 8 has agreed to issue to MLBC 250,000 shares of Level 8 common stock and to enter into a royalty sharing agreeement. As consideration for the issuance of the shares and the royaly payments, Merrill Lynch has entered into a license agreement which extends Level 8's exclusive worldwide marketing, sales and development rights to Cicero(R), a comprehensive integrated desktop computer environment developed by Merrill Lynch and used by more than 30,000 Merrill Lynch professionals worldwide. Merrill Lynch has also granted ownership rights in the Cicero trademark to Level 8.

         Pursuant to the Purchase Agreement, Level 8 and MLBC have entered into a Registration Rights Agreement granting MLBC certain rights to have resales of the shares of Level 8 common stock it will be issued under the Purchase Agreement registered under the Securities Act.

         The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 7.  Exhibits

         (c)     Exhibits.
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         No.     Description

         4.1 Registration Rights Agreement dated as of January 3, 2002 between Level 8 Systems, Inc. and MLBC, Inc.

         10.1 Purchase Agreement dated as of January 3, 2002 between Level 8 Systems, Inc. and MLBC, Inc.

         10.2 Amended PCA Shell License Agreement dated as of January 3, 2002 between Level 8 Systems, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         99.1    Press Release dated January 8, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  January 11, 2002                LEVEL 8 SYSTEMS, INC.



                                        By:  /s/ John P. Broderick
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                                             John P. Broderick
                                             Chief Financial Officer, Treasurer
                                             and Secretary

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                                  EXHIBIT INDEX

 No.     Description

 4.1 Registration Rights Agreement dated as of January 3, 2002 between Level 8 Systems, Inc. and MLBC, Inc.

 10.1 Purchase Agreement dated as of January 3, 2002 between Level 8 Systems Inc. and MLBC, Inc.

 10.2 Amended PCA Shell License Agreement dated as of January 3, 2002 between Level 8 Systems, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

 99.1    Press Release dated January 8, 2002.